UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 11, 2006

                         ------------------------------

                         PLANETLINK COMMUNICATIONS, INC.

             (Exact name of registrant as specified in its charter)


Georgia                             000-31763                    58-2466623
(State of incorporation)      (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)

                               1415 Bookhout Drive
                             Cumming, Georgia 30041

           (Address of principal executive office, including zip code)

                                 (678) 455-7075
                    (Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.01 Other Events

      Change in Certificate of Incorporation

      On January 11, 2006, the Registrant filed a restatement and amendment to its certificate of incorporation with the State of Georgia as the amendment was approved at the Registrant's annual meeting held on December 16, 2005. The amendment changed the number of shares authorized to 1.5 billion shares, of which 150 million were reserved for issuance as preferred shares in such series and upon such terms as determined by the Board of Directors in its reasonable discretion.

      The amendment also augmented the indemnification provisions of the Georgia Corporation Code with terms appearing in the restated and amended certificate.

      Other Results of Annual Meeting

      At the meeting the following persons were elected to the Board of Directors to serve upon the next annual meeting and until their successors are elected and qualified: M. Dewey Bain, Darrell Carver, Shawn Chemtov, Mary Hitt, Harold Jackson, Richard L. Lapaglia, and Melvin Williams.

      The meeting also ratified the selection of Chisholm, Bierwolf & Nilson LLC, certified public accountants, Bountiful, Utah, as our independent public accountants for the fiscal year ending December 31, 2005.

      Amendment of By-laws on January 9, 2006

      At a meeting of the Board of Directors held on January 10, 2006, the Board amended Section 4 of the by-laws to provide for at least 20 days notice of meetings rather than at 15 days. This change was made to conform to SEC notification requirements.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired: None

(b) Pro Forma Financial Information: None

(c) Exhibits:


Exhibit No.   Description
-----------   -----------
   3.1(i)     Amended and Restated Certificate of Incorporation.

   3.1(ii)    Restated and Amended by-laws.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Planetlink Communications, Inc.

                                        By: /s/ Mary Hitt
                                            ------------------------------
                                            Mary Hitt
                                            Corporate Secretary


Date:  January 11, 2006